NOTICE OF RATIFICATION AND
ACTION BY WRITTEN CONSENT OF
THE STOCKHOLDERS OF
EZCORP, INC.
January 31, 2022
Dear Stockholder:
    NOTICE IS HEREBY GIVEN pursuant to Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”) that, in connection with the ratification of certain “defective corporate acts” (as defined in Section 204(h) of the DGCL) identified in the Board Resolutions (as defined below) pursuant to and in accordance with Section 204 of the DGCL (collectively, the “Acts” and the ratification thereof, the “Ratification”), a written consent (the “Stockholder Consent”) of the sole holder of the outstanding shares of Class B Voting Common Stock, $0.01 par value per share (the “Class B Voting Common Stock”), of EZCORP, Inc., a Delaware corporation (the “Company”), representing the requisite vote of the stockholders of the Company to approve the ratification of each of the Acts and matters set forth therein, was executed and delivered to the Company in accordance with the DGCL on January 31, 2022. Upon the execution and delivery of the Stockholder Consent on January 31, 2022, the ratification of the Acts became effective (the “Validation Effective Time”). A copy of the resolutions of the Board of Directors of the Corporation (the “Board”) authorizing the Ratification is attached as Exhibit A to this Notice and incorporated herein by reference (the “Board Resolutions”). Pursuant to the Stockholder Consent, the holder of all of the outstanding shares of Class B Voting Common Stock also expressly approved and ratified the Plan Amendment (as defined in the Board Resolutions) and ratified the Board’s approval of the Ratification in all respects.
This Notice is being given on January 31, 2022 to the persons, other than the holder of all of the outstanding shares of Class B Voting Common Stock who executed and delivered the Stockholder Consent, who were the holders of record of the issued and outstanding shares capital stock of the Company as of the close of business on January 31, 2022, being the date that the Board Resolutions were adopted and the Stockholder Consent was delivered to the Company. This Notice is also being given to each holder of valid and putative stock entitled thereto, whether voting or nonvoting, as of January 31, 2022, and as of the date of each of the Acts, other than those persons who executed and delivered the Stockholder Consent or who otherwise consented to or waived notice of the Ratification in writing.
This Notice shall constitute the notice of stockholder action without a meeting required by Section 228(e) of the DGCL and shall also constitute any notice required under Section 204 of the DGCL. Additionally, under Section 204 of the DGCL, any claim that the any of the Acts or putative stock referenced in the Board Resolutions ratified under Section 204 of the DGCL is void or voidable due to the failure(s) of authorization set forth therein, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within the later of 120 days from the Validation Effective Time or the time at which this Notice is given.
EZCORP, INC.
    By:          /s/ THOMAS H. WELCH, JR.
         Thomas H. Welch, Jr.
         Chief Legal Officer and Secretary

EXHIBIT A
Board Resolutions

EZCORP, INC.
UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS
January 31, 2022
Each of the undersigned, collectively constituting all of the members of the Board of Directors of
EZCORP, Inc., a Delaware corporation (the “Company”), pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CONSENT to the adoption of, and DOES HEREBY ADOPT, the following resolutions:
WHEREAS, pursuant to the Amended and Restated EZCORP, Inc. 2010 Long-Term Incentive Plan, effective November 28, 2018 (the “Plan”), the Company is authorized to grant and issue Awards consisting of Stock Options, Stock Appreciation Rights, Stock Bonuses, Restricted Stock, Restricted Stock Units or Performance Shares (as such terms are defined in the Plan, and capitalized terms used and not defined herein have the meaning set forth in the Plan) in respect of the shares of the Company’s Class A Non-Voting Common Stock, $0.01 par value per share (the “Class A Non-Voting Common Stock”);
WHEREAS, although Section 1.2 of the Plan provided that no Award shall be granted under the Plan after May 1, 2020, since May 1, 2020, the Company has granted the Awards listed on Schedule 1 attached hereto (the “Award Grants”), with each such grant being approved by the People and Compensation Committee of the Company’s Board of Directors (the “Board”) prior to grant and otherwise purportedly made under the Plan;
WHEREAS, in consultation with counsel, the Board has determined that:
(a)Each of the Award Grants may constitute a “defective corporate act” (as such term is defined in Section 204(h) of the DGCL as a result of the failure of the Award Grants to have been authorized and effected in accordance with the terms of the Plan prior to May 1, 2020;
(b)Each share of Class A Non-Voting Common Stock issued pursuant to the Award Grants (as shown on Schedule 1) (collectively, the “Issuances”) may constitute a share of “putative stock” (as such term is defined in Section 204(h) of the DGCL); and
(c)The amendment of of the Plan, effective as of April 30, 2020, (1) to replace the phrase “the tenth anniversary of the Effective Date” in Section 1.2 with “December 31, 2021” and (2) to increase the number of Authorized Shares specified in Section 3.1 to such number as is sufficient to cover the Award Grants (the “Plan Amendment”) in order to allow for the making of the Award Grants under the Plan may constitute a “defective corporate act” (as such term is defined in Section 204(h) of the DGCL) as a result of the failure of the Plan Amendment to have been authorized and effected in accordance with the terms of the Plan prior to May 1, 2020; and
WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to ratify the Award Grants, the Issuances and the Plan Amendment pursuant to and in accordance with Section 204 of the DGCL.
NOW, THEREFORE, BE IT RESOLVED, that the Award Grants, the Issuances and the Plan
Amendment are the defective corporate acts to be ratified hereby;
RESOLVED, FURTHER, that the date of: (i) each Award Grant is the date of grant set forth on
Schedule 1 with respect to such Award Grant (and Schedule 1 is expressly incorporated herein by
RLF1 26766103v.3

reference); (ii) each Issuance is the date of issuance set forth on Schedule 1 with respect to such
Issuance and (iii) the Plan Amendment was April 30, 2020;
RESOLVED, FURTHER, that the Award Grants and the Issuances have resulted in the issuance of a total of 155,491 shares of Class A Non-Voting Common Stock on the dates, and in the amounts, set forth on Schedule 1 and all such shares of Class A Non-Voting Common Stock constitute shares of putative stock;
RESOLVED, FURTHER, that the nature of the “failure of authorization” (as defined in Section 204(h) of the DGCL) in respect of: (i) each of the Award Grants and each of the Issuances is the failure of the applicable Award Grant to have been authorized and effected in accordance with the terms of the Plan and (ii) the Plan Amendment is the failure of the Plan Amendment to have to have been approved by the Board and voting stockholders of the Company and authorized and effected in accordance with the terms of the Plan;
RESOLVED FURTHER, that pursuant to and in accordance with Section 204 of the DGCL, the ratification of each of the Award Grants, the Issuances and the Plan Amendment be, and hereby is, approved, adopted and confirmed in all respects;
RESOLVED, FURTHER, that the ratification of the Award Grants, the Issuances and the Plan
Amendment be, and hereby is, submitted to holder of the outstanding shares of the Company’s Class B Voting Common Stock, $0.01 par value per share (the “Class B Voting Common Stock”), entitled to vote thereon (the “Voting Stockholder”) for approval and adoption thereby;
RESOLVED, FURTHER, that the Board hereby recommends that the Voting Stockholder approve and adopt the ratification of the Award Grants, the Issuances and the Plan Amendment;
RESOLVED, FURTHER, that the “validation effective time” (as defined in Section 204(h) of the DGCL) in respect of the ratification of the Award Grants, the Issuances and the Plan Amendment shall be the time and date on which the Voting Stockholder approves such ratification;
RESOLVED, FURTHER, that the Plan Amendment be, and hereby is, approved, adopted, ratified and confirmed by the Board in all respects;
RESOLVED, FURTHER, that, subject to the approval of the ratification of the defective corporate acts set forth herein by the Voting Stockholder, each of the Awards granted pursuant to the Award Grants be, and hereby is, ratified on the terms that such Award was originally granted, and each such Award shall be deemed to have been granted under the Plan notwithstanding the provisions of the Plan that may have been in effect without giving effect to the Plan Amendment;
RESOLVED, FURTHER, that, subject to the approval of the ratification of the defective corporate acts set forth herein by the Voting Stockholder, the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to deliver a notice of the ratification of the defective corporate acts set forth herein in the form and containing the information required by Sections 204 and 228 of the DGCL;
RESOLVED, FURTHER, that, any time before the relevant validation effective time in respect of the ratification of any of the defective corporate acts identified herein, the Board may abandon the ratification of such act or acts before or after approval thereof by the holder of the outstanding shares of Class B Voting Common Stock without further action by the stockholders of the Company; and RESOLVED, FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such certificates,
RLF1 26766103v.3

instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents.
The Secretary of the Company is hereby directed to file a signed copy of this Consent in the minute book of the Company.
IN WITNESS WHEREOF, the undersigned, being all the directors of the Company, have executed this Consent on the date set forth below such stockholder’s name, to be effective as of the date first written above.

Date:	January 31, 2022	/s/ MATTHEW W. APPEL
Matthew W. Appel
Date:	January 31, 2022	/s/ ZENA SRIVATSA ARNOLD
Zena Srivatsa Arnold
Date:	January 31, 2022	/s/ PHILLIP E. COHEN
Phillip E. Cohen
Date:	January 31, 2022	/s/ JASON A. KULAS
Jason A. Kulas
Date:	January 31, 2022	/s/ PABLO LAGOS ESPINOSA
Pablo Lagos Espinosa
Date:	January 31, 2022	/s/ GARY L. TILLETT
Gary L Tillett

RLF1 26766103v.3

SCHEDULE 1
AWARD GRANTS SINCE MAY 1, 2020
Name of Recipient	Grant Date	Plan Year	Units Awarded	Vesting Date	Shares Issued	Date of Issuance
Hugo Dooner	18-May-20	Director (2020)	12,346	30-Sep-20	12,346	2-Oct-20
Matt Appel	22-Dec-20	Director (2021)	15,905	31-Mar-21	15,905	1-Apr-21
Zena Srivatsa Arnold	22-Dec-20	Director (2021)	15,905	31-Mar-21	15,905	1-Apr-21
Shelaghmichael Brown	22-Dec-20	Director (2021)	15,905	18-Feb-21	15,905	6-Mar-21
Hugo Dooner	22-Dec-20	Director (2021)	15,905	18-Feb-21	15,905	6-Mar-21
Pablo Lagos Espinosa	22-Dec-20	Director (2021)	15,905	31-Mar-21	15,905	1-Apr-21
Kent Stone	22-Dec-20	Director (2021)	15,905	18-Feb-21	15,905	6-Mar-21
Gary Tillett	22-Dec-20	Director (2021)	15,905	31-Mar-21	15,905	1-Apr-21
Robert W.K. Webb	22-Dec-20	Director (2021)	15,905	18-Feb-21	15,905	6-Mar-21
Rosa Zeegers	22-Dec-20	Director (2021)	15,905	18-Feb-21	15,905	6-Mar-21
Cesar Bertran	19-Jan-21	FY20	10,964	30-Sep-22
Ellen Bryant	19-Jan-21	FY20	25,599	30-Sep-22
Lachie Given	19-Jan-21	FY20	74,303	30-Sep-22
Timothy Jugmans	19-Jan-21	FY20	17,706	30-Sep-22
Jason Kulas	19-Jan-21	FY20	129,517	30-Sep-22
Francisco Kuthy	19-Jan-21	FY20	61,919	30-Sep-22
Caleb Magee	19-Jan-21	FY20	16,640	30-Sep-22
Norma Morales	19-Jan-21	FY20	10,990	30-Sep-22
Miguel Murguia	19-Jan-21	FY20	9,929	30-Sep-22
Blair Powell	19-Jan-21	FY20	34,674	30-Sep-22
Keith Robertson	19-Jan-21	FY20	41,486	30-Sep-22
Sunil Sajnini	19-Jan-21	FY20	19,249	30-Sep-22
Nicole Swies	19-Jan-21	FY20	19,349	30-Sep-22
Juan Pablo Vergara	19-Jan-21	FY20	10,061	30-Sep-22
Damon Vigiolto	19-Jan-21	FY20	21,284	30-Sep-22
Jason Watson	19-Jan-21	FY20	12,411	30-Sep-22
Thomas Welch	19-Jan-21	FY20	50,773	30-Sep-22
Matt Appel	18-Feb-21	Director (2022)	31,936	31-Mar-22
Zena Srivatsa Arnold	18-Feb-21	Director (2022)	31,936	31-Mar-22
Pablo Lagos Espinosa	18-Feb-21	Director (2022)	31,936	31-Mar-22
Gary Tillett	18-Feb-21	Director (2022)	31,936	31-Mar-22
Susan Baker	22-Feb-21	FY21	8,600	30-Sep-23
Cesar Bertran	22-Feb-21	FY21	12,374	30-Sep-23
Ellen Bryant	22-Feb-21	FY21	34,791	30-Sep-23

Anne Casey	22-Feb-21	FY21	3,180	30-Sep-23
Nicholas Cohen	22-Feb-21	FY21	5,964	30-Sep-23
Stephen Cox	22-Feb-21	FY21	3,419	30-Sep-23
Michael Croney	22-Feb-21	FY21	8,548	30-Sep-23
Alicia Dombrowski	22-Feb-21	FY21	2,803	30-Sep-23
Lester Durham	22-Feb-21	FY21	2,985	30-Sep-23
Manuel Ferreira	22-Feb-21	FY21	2,140	30-Sep-23
Miguel Garcia	22-Feb-21	FY21	3,514	30-Sep-23
Lachie Given	22-Feb-21	FY21	119,284	30-Sep-23
Issac Gonzalez	22-Feb-21	FY21	14,351	30-Sep-23
Neelima Gullapalli	22-Feb-21	FY21	10,622	30-Sep-23
Brenda Harlicker	22-Feb-21	FY21	2,994	30-Sep-23
Lucy Hernandez	22-Feb-21	FY21	8,766	30-Sep-23
Robert Hicks	22-Feb-21	FY21	12,425	30-Sep-23
Jerry Jory	22-Feb-21	FY21	15,904	30-Sep-23
Timothy Jugmans	22-Feb-21	FY21	58,846	30-Sep-23
Jason Kulas	22-Feb-21	FY21	253,479	30-Sep-23
Francisco Kuthy	22-Feb-21	FY21	79,522	30-Sep-23
Sergio Louro	22-Feb-21	FY21	8,976	30-Sep-23
Adam Matthews	22-Feb-21	FY21	4,476	30-Sep-23
Danelle Miller	22-Feb-21	FY21	3,194	30-Sep-23
Norma Morales	22-Feb-21	FY21	11,292	30-Sep-23
Miguel Murguia	22-Feb-21	FY21	8,404	30-Sep-23
Deborah Myers	22-Feb-21	FY21	9,194	30-Sep-23
Blair Powell	22-Feb-21	FY21	59,642	30-Sep-23
Douglas Reese	22-Feb-21	FY21	5,816	30-Sep-23
Keith Robertson	22-Feb-21	FY21	53,280	30-Sep-23
Sunil Sajnini	22-Feb-21	FY21	55,666	30-Sep-23
Laura Shuford	22-Feb-21	FY21	10,622	30-Sep-23
Brian Smith	22-Feb-21	FY21	3,677	30-Sep-23
Gerhard Stendara	22-Feb-21	FY21	21,868	30-Sep-23
Nicole Swies	22-Feb-21	FY21	58,846	30-Sep-23
Sean Taylor	22-Feb-21	FY21	5,666	30-Sep-23
Mike Teeple	22-Feb-21	FY21	17,097	30-Sep-23
Michael Thompson	22-Feb-21	FY21	7,952	30-Sep-23
Lisa VanRoekel	22-Feb-21	FY21	55,666	30-Sep-23
Juan Pablo Vergara	22-Feb-21	FY21	8,141	30-Sep-23
Damon Vigiolto	22-Feb-21	FY21	27,335	30-Sep-23
Jason Watson	22-Feb-21	FY21	10,685	30-Sep-23
Thomas Welch	22-Feb-21	FY21	65,208	30-Sep-23
Jorge Alvarez	3-Aug-21	FY21	3,656	30-Sep-23
Hemal Sura	3-Aug-21	FY21	1,066	30-Sep-23

Blair Powell	13-Oct-21	Special	29,722	30-Sep-22
Lachie Given	13-Oct-21	FY22	79,260	30-Sep-24
Timothy Jugmans	13-Oct-21	FY22	55,482	30-Sep-24
Jason Kulas	13-Oct-21	FY22	280,713	30-Sep-24
Francisco Kuthy	13-Oct-21	FY22	39,630	30-Sep-24
Blair Powell	13-Oct-21	FY22	59,445	30-Sep-24
Keith Robertson	13-Oct-21	FY22	35,402	30-Sep-24
Sunil Sajnini	13-Oct-21	FY22	36,988	30-Sep-24
Nicole Swies	13-Oct-21	FY22	44,940	30-Sep-24
Lisa VanRoekel	13-Oct-21	FY22	36,988	30-Sep-24
Thomas Welch	13-Oct-21	FY22	43,328	30-Sep-24
Jorge Alvarez	16-Nov-21	FY22	6,525	30-Sep-24
Susan Baker	16-Nov-21	FY22	5,719	30-Sep-24
Cesar Bertran	16-Nov-21	FY22	8,454	30-Sep-24
Ellen Bryant	16-Nov-21	FY22	24,438	30-Sep-24
Anne Casey	16-Nov-21	FY22	2,179	30-Sep-24
Nicholas Cohen	16-Nov-21	FY22	5,442	30-Sep-24
Stephen Cox	16-Nov-21	FY22	6,605	30-Sep-24
Michael Croney	16-Nov-21	FY22	7,133	30-Sep-24
Alicia Dombrowski	16-Nov-21	FY22	1,928	30-Sep-24
Lester Durham	16-Nov-21	FY22	3,302	30-Sep-24
Manuel Ferreira	16-Nov-21	FY22	1,836	30-Sep-24
Miguel Garcia	16-Nov-21	FY22	2,417	30-Sep-24
Arturo Gonzalez	16-Nov-21	FY22	3,857	30-Sep-24
Issac Gonzalez	16-Nov-21	FY22	9,643	30-Sep-24
Neelima Gullapalli	16-Nov-21	FY22	7,318	30-Sep-24
Belinda Harlicker	16-Nov-21	FY22	2,060	30-Sep-24
Lucy Hernandez	16-Nov-21	FY22	6,420	30-Sep-24
Robert Hicks	16-Nov-21	FY22	9,907	30-Sep-24
Jerry Jory	16-Nov-21	FY22	10,885	30-Sep-24
Michael Keim	16-Nov-21	FY22	1,770	30-Sep-24
Sharon Knitter	16-Nov-21	FY22	13,870	30-Sep-24
Sergio Louro	16-Nov-21	FY22	9,247	30-Sep-24
Adam Matthews	16-Nov-21	FY22	3,302	30-Sep-24
Danelle Miller	16-Nov-21	FY22	5,614	30-Sep-24
Norma Morales	16-Nov-21	FY22	7,291	30-Sep-24
Miguel Murguia	16-Nov-21	FY22	5,746	30-Sep-24
Deborah Myers	16-Nov-21	FY22	7,529	30-Sep-24
Douglas Reese	16-Nov-21	FY22	6,605	30-Sep-24
Laura Shuford	16-Nov-21	FY22	7,278	30-Sep-24
Brian Smith	16-Nov-21	FY22	2,443	30-Sep-24
Gerhard Stendara	16-Nov-21	FY22	14,531	30-Sep-24

Hemal Sura	16-Nov-21	FY22	2,972	30-Sep-24
Sean Taylor	16-Nov-21	FY22	3,764	30-Sep-24
Mike Teeple	16-Nov-21	FY22	11,704	30-Sep-24
Michael Thompson	16-Nov-21	FY22	5,442	30-Sep-24
Luis David Valdez	16-Nov-21	FY22	700	30-Sep-24
Juan Pablo Vergara	16-Nov-21	FY22	5,799	30-Sep-24
Damon Vigiolto	16-Nov-21	FY22	19,550	30-Sep-24
Jason Watson	16-Nov-21	FY22	7,926	30-Sep-24
Totals			3,043,074		155,491
Forfeited after grant			(680,349)
			2,362,725